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                    SECURITIES AND EXCHANGE COMMISSION


                           Washington D.C. 20549

                                 Form 8-K

                  Pursuant to Section 12 or 15(d) of the
                    Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported): 07/25/97

                      FINANCIAL ASSET SECURITIES CORP

           (AS DEPOSITOR UNDER THE SALE AND SERVICING AGREEMENT
        DATED AS OF FEBRUARY 1, 1997, PROVIDING FOR THE ISSUANCE OF
                  CITYSCAPE HOME LOAN OWNER TRUST 1997-1
        HOME LOAN ASSET BACKED NOTES AND CERTIFICATES SERIES 1997-1)
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          (Exact name of registrant as specified in its charter)

          Delaware            333-21071-11          52-6837643
          --------            ------------          ----------
(State or Other Jurisdiction  (Commission       (I.R.S. Employer
       of Incorporation       File Number)    Identification Number)

                            600 Steamboat Road
                       Greenwich, Connecticut  06830
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                    (Address of Principal    (Zip Code)
                     Executive Offices)

    Registrant's telephone number, including area code: (203) 625-2700






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Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Not applicable
(b) Not applicable
(c) Exhibits:
     20.1  Cityscape Home Loan Asset Backed Notes and
           Certficates Series 1997-1
           Distribution Statement dated 07/25/97.

Signatures

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by t undersigned thereunto duly authorized.

Date: August 13, 1997

FINANCIAL ASSET SECURITIES CORP by First Trust National Association, as Trustee for Cityscape Home Loan Owner Trust 1997-1, Home Loan
Asset Backed Notes And Certificates Series 1997-1.
By:    /s/ Lynn Steiner
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Name:    Lynn Steiner
Title:   Vice President
Company: First Trust National Association